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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                                  JUNE 30, 2005

                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


MARYLAND                                1-11718              36-3857664
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation)                          File No.)            Identification No.)

TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                 60606
(Address of principal executive offices)                     (Zip Code)

                                 (312) 279-1400
              (Registrant's telephone number, including area code)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

On June 30, 2005, MHC Operating Limited Partnership (the "Operating Partnership") a subsidiary of Equity LifeStyle Properties, Inc. (the "Company") issued 2,000,000 7.95% Series F Cumulative Redeemable Perpetual Preference Units ("Series F Units") for proceeds of $50 million. In connection with the sale of the Series F Units no underwriting fees or commissions were paid. The Series F Units were issued by the Operating Partnership in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as a transaction not constituting a public offering of securities. The units are non-callable for five years and have no stated maturity or mandatory redemption.

ITEM 8.01      OTHER EVENTS

On June 30, 2005, the Company announced that the Operating Partnership, had issued $50 million of Series F Units to institutional investors. The Series F Units are non-callable for five years and have no stated maturity or mandatory redemption. Net proceeds from the offering were used to pay down amounts outstanding under the Company's line of credit. The transaction is not expected to have any material impact on previously issued guidance for 2005.

This report includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate", "expect", "believe", "intend", "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to: in the age-qualified communities, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial markets volatility; in the all-age communities, results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing, and competition from alternative housing options including site-built single-family housing; our ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; our assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in our filings with the Securities and Exchange Commission. These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Equity LifeStyle Properties, Inc. owns or has an interest in 279 quality communities in 26 states and British Columbia consisting of 101,960 sites. The Company is a self-administered, self-managed, real estate investment trust
(REIT) with headquarters in Chicago.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY LIFESTYLE PROPERTIES, INC.

                                        BY: /s/ Michael B. Berman
                                           -------------------------------------
                                         Michael B. Berman
                                         Vice President, Treasurer and
                                           Chief Financial Officer






DATE:  July 6, 2005
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